UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2007


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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            Delaware                000-27969               94-3180138
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  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events.

On July 2, 2007, Immersion Corporation ("Immersion") announced that Nokia Corporation has obtained a long-term, worldwide license for Immersion's VibeTonz tactile feedback system for mobile devices. The license gives Nokia, the world's leading mobile device manufacturer, the rights to use VibeTonz technology to enhance mobile device operation.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

 Exhibit
 No.                                             Description
-------------      -------------------------------------------------------------
    99.1            Press release dated July 2, 2007 issued by Immersion
                    Corporation



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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMMERSION CORPORATION


Date: July 6, 2007                           By:  /s/ Stephen M. Ambler
                                                 -------------------------------
                                                  Stephen M. Ambler
                                                  Chief Financial Officer and
                                                  Vice President, Finance

                                  Exhibit Index

 Exhibit
 No.                                             Description
-------------      -------------------------------------------------------------
    99.1            Press release dated July 2, 2007 issued by Immersion
                    Corporation